Leading Development of Novel Anti-Infective Products in the Era of Increasing Bacterial Resistance

Company Overview | NYSE MKT: CRMD | March 2016

Forward Looking Statements

This presentation contains certain statements that constitute forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The forward looking statements in this presentation include statements about our business, including commercialization plans and potential markets for our products and product candidates, clinical trials, potential indications for our product candidates, development timelines, regulatory timelines and future events that have not yet occurred. Pharmaceutical and medical device development inherently involves significant risks and uncertainties, including the risks outlined in "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission and in "Risk Factors" in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Our actual results may differ materially from our expectations due to these risks and uncertainties, including, but not limited to, our dependence on the success of our lead product candidate Neutrolin, and factors relating to commercialization and regulatory approval thereof; our ability to identify and enter into strategic transactions; unpredictability of the size of the markets for, and market acceptance of Neutrolin; the cost, timing and results of the ongoing and planned Phase 3 trials for Neutrolin in the U.S.; ability to raise sufficient capital; intellectual property protection; retaining our stock's listing on the NYSE MKT; research and development activities; competition; industry environment, and other matters. Any forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CorMedix

Commercial-stage anti-infectives company

- **Neutrolin®**: First-in-class, non-antibiotic solution that prevents infections and thrombosis associated with central venous catheters
  - CE Marked; currently marketed in EU and Middle East
  - Proven clinical utility in post-market observational study
  - Active component taurolidine - Broadly active with no bacterial resistance to date
- U.S. FDA Fast-track status with Phase 3 trial underway – interim results expected 2016
  - Additional pivotal and post-market studies planned to expand use
- QIDP Designation granted – up to 10.5 years potential market exclusivity in U.S.
- Interested in partnership/co-development opportunities for taurolidine
  - Can be incorporated into various materials and formulations



Neutrolin® is Designed to Protect Patients *and* Hospitals

The Problem

Catheter-related blood stream infections (CRBSI)

- Cause extensive morbidity and mortality
- Prolong hospital stays
- Antibiotic resistance a growing concern



CRBSI is dangerous and costly

- 250,000 CRBSIs in U.S. annually
- 20 – 25% mortality rate
- Cost = $30,000-$50,000+ per infection

The Proposed Solution


Neutrolin

Neutrolin® - Proprietary anti-infective solution

- Maintains catheter patency by:
  - Significantly decreasing CRBSIs
  - Decreasing (Preventing) catheter blood clots

Impact for oncology/total parenteral nutrition (TPN), and Hemodialysis patients

- Phase 4 studies for ICU/CCU
- Potential Orphan Drug applications

CorMedix

Multiple Factors Will Support Neutrolin Adoption


Increased Antibiotic Resistance
Hospital-Acquired Infections Not Reimbursed
CRBSI at Epidemic Levels
Neutrolin®
Quality Metrics Driving Clinical Behavior

245 Million Catheter Days
(U.S., annually)
Large Market Opportunity

More Catheter Days = More Infection Risk to Manage

CRBSI:
~$11 billion
Burden to Healthcare System

CorMedix

Neutrolin®: A Truly Differentiated Product

Proprietary formulation:

- **Taurolidine** (novel non-antibiotic anti-infective)
- **Heparin** (anticoagulant; current standard of care)
- **Citrate** (buffer)

Taurolidine: Derivative of natural taurine (amino acid)

- Broadly active against bacteria, including antibiotic-resistant MRSA, VISA, VRSA, ORSA and VRE
- Kills microbes by disrupting bacterial cell wall
- Blocks cell adhesion by inhibiting bacterial fimbriae
- **<u>No resistance developed to date</u>**

Prevents Biofilm Formation



Heparin (7 months)



Taurolidine (5 months)



Untreated (24h)

Source: Caruso F, Darnowski JW, Opazo C, Goldberg A, Kishore N, et al. (2010) Taurolidine Antiadhesive Properties on Interaction with *E. coli*; Its Transformation in Biological Environment and Interaction with Bacteria Cell Wall. PLoS ONE 5(1): e8927. doi:10.1371/journal.pone.0008927

Development Pipeline

Product Category	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Neutrolin® Europe	Catheter lock solution					
Neutrolin® United States	Hemodialysis					
	Oncology / TPN					
	ICU / CCU					
	Orphan Drug Application - Pediatric patients on CVC					
Additional Opportunities: Taurolidine Incorporated Antimicrobial Medical Devices	Gel patch					
	Suture material					
	Surgical mesh					

CorMedix

Validated Clinical Utility in "EU Real World" Setting

Neutrolin® Usage Monitoring Program (NUMP)

Complication (per 1000 catheter days)	Historical Benchmark	Neutrolin®	% Reduction in Infection Rate
Infection	3.5[1]	0.142	96%
Thrombosis	2.5[2,3]	0.085	96.6%

n=199 patients, representing 35,285 hemodialysis catheter days

- Positive results are consistent with prior clinical studies
- The data accumulated from the NUMP registry may support a favorable outcome in the US Phase 3 study

1.CDC Guidelines for the Prevention of Intravascular Catheter Related Infections; O'Grady et al., 2011.2. Morris P, Knechtle SJ. *Kidney Transplantation - Principles and Practice*. Saunders, 2013. Print. 3. Napalkov P, Felici DM, Chu LK, Jacobs JR, Begelman SM. Incidence of catheter-related complications in patients with central venous or hemodialysis catheters: a health care claims database analysis.

CorMedix

U.S. Clinical Strategy for Neutrolin®

FDA Pathway: Approval as a therapeutic

- Granted Fast Track ***in addition to*** QIDP – 10.5 years market exclusivity

Phase 3 "LOCK-IT" Program (Catheter LOCK Solution Investigational Trial)

Ongoing: **LOCK-IT 100**: ~630 hemodialysis patients

- Randomized, multi-center, double-blind, active control (heparin)
- Initiated Dec 2015; Interim analysis after half (81) events occur
- Incorporates health economic analysis

Planned: **LOCK-IT 200**: Oncology/TPN patients

- Received positive feedback from FDA regarding study protocol
- Estimated start: Year end 2016

Post-market Phase 4 studies: Designed to expand use to ICU/CCU patients

Additional expansion opportunities: Orphan Disease designations

When FDA Approved Projected U.S. Launch Summer 2018

CorMedix

U.S. Market Opportunity Driven by Catheter Days

Sales potential of >$1 billion

Segment	Patients	Catheter Days	Vials/Cartridges per Catheter Day	Total Projected Vials/Cartridges
Hemodialysis	468,000	127,000,000	.44	55,880,000
Oncology/TPN	7,740,000	90,000,000	3	270,000,000
ICU	5,700,000	28,500,000	5	142,500,000
				468,380,000 / year

Catheter Population and Related Infection Rates are Significant

Hemodialysis: National Kidney Foundation. The Facts About Chronic Kidney Disease. New York, NY, 2012. ; U.S. Renal Data System, USRDS 2011 Annual Data Report: Atlas of Chronic Kidney Disease and End Stage Renal Disease in the United States. National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2011 and CorMedix estimates
Oncology: American Cancer Society. Cancer Facts and Statistics. http://www.cancer.org/research/cancerfactsstatistics/. Accessed on April 1, 2015 and CorMedix estimates
Intensive Care Units: Society of Critical Care Medicine. Critical Care Statistics. http://www.sccm.org/Communications/Pages/CriticalCareStats.aspx. Accessed on April 10, 2015 and CorMedix estimates

CorMedix Pipeline Expansion Opportunities

Neutrolin®

Potential Orphan Disease Designations

- Children on hemodialysis , intravenous chemotherapy, total parenteral nutrition and hydration and medication via central venous catheter (**Requested**)
- Severe Combined Immunodeficiency (SCID) / Common Variable Immunodeficiency (CVID)
- Pediatric Neuroblastoma Stage 4

Additional Taurolidine Development Opportunities

- **Sutures:** protect exposed skin from infection
- **Topicals**: treat antimicrobial-resistant skin/soft tissue infections
- **Wound closure materials**: support healing for complex wounds such as burns
- **Gels:** viscosupplementation for osteoarthritis
- **Nanofiber webs:** incorporation into surgical meshes; tissue engineering
- **Implanted devices**: antimicrobial coating or integrated into device itself

Medical Device Market Opportunity

Sales Potential of >$1 billion

Taurolidine Anti-infective/Anti-Inflammatory Properties Hold Significant Additional Value for the Medical Device Market

Product (market)	2015 Market Size (forecasted, $MM)	2018 Market Size (forecasted, $MM)	Projected CAGR
Sutures (Global)	$3,516	3,962	4%
Topicals (U.S.)	903	1,029	5%
Viscosupplementation (U.S.)	776	984	9%
Nanofiber webs (U.S.)	246	474	25%

- Actively seeking partnership/co-development opportunities
- Six Provisional patent applications filed

Source: Life Science Intelligence

Investment Highlights

- Neutrolin® currently marketed in EU and Middle East
  - Proven clinical utility in post-market observational study
- U.S. FDA Fast-track status with Phase 3 hemodialysis trial underway
  - Interim results expected by fourth quarter of 2016
- Additional pivotal and post-market studies planned to expand Neutrolin use
- QIDP Designation granted – up to 10.5 years potential market exclusivity in U.S.
- Substantial value may be unlocked through taurolidine medical device applications

14

Appendix

CorMedix

Neutrolin Proprietary Position

- **Global Patent Portfolio**
  - 23 issued patents provide protection through 2019-2025
  - Clear proprietary protected position in United States
  - Combination patent (Prosl patent) granted in EU January 8, 2014 provides freedom to operate but proprietary position challenged in European Patent Office interference proceeding. EPO oral hearing was November 25, 2015 – determination not expected before mid-2016.
- **Unfair Competition complaint filed against rival in Germany**
  - CorMedix acquired all products from predecessor company BioLink
  - We are asserting that rival improperly used confidential trade secret information
  - Hearing was November 19, 2015 – interim order issued in January 2016 to clarify facts and substantiate the assertions. We produced respective documentation. Oral hearing not set.



CorMedix

Prior Studies

Study	Number of Patients	Patient Type	Avg. Duration (Days)	% Infection Reduction vs Control
1 (2003)	20 pts Taurolidine (T) 30 pts Heparin (H)	Hemodialysis	90	50%
2 (2004)	37 catheters T 39 catheters H*	Hemodialysis	158	100%
3 (2001)	76 pts T	Hemodialysis	250	96%
4 (2010)	16 pts T 14 pts H	Adult Home Parenteral Nutrition	641	91.24%
5 (2012)	9 pts	Adult Home Parenteral Nutrition	1000	100%
6 (2012)	19 pts	Pediatric Home Parenteral Nutrition	1000	87.2%
7 (2013)	64 catheters T 65 catheters H	Pediatric Oncology Patients	1000	71.4%

*From 58 patients

1. Allon M *Clin Infect Dis (2003) 36 (12):1539-44*, **2. Betjes** *Nephrol Dial Transplant (2004) 19:1546-1551*, **3. Sodemann K et al** *Poster: ASN 2001*, **4. Bisseling, T. M., M. C. Willems, et al.** *(2010) Clin Nutr 29(4): 464-8* , **5.Al-Amin, A. H., J. Sarveswaran, et al.** *(2013). J Vasc Access 0(0): 0.*, *6.***Chu, H. P.,** *J. Brind, et al. (2012). J Pediatr Gastroenterol Nutr 55(4): 403-7*, **7Handrup, M. M.**, *J. K. Moller, et al. (2013). Pediatr Blood Cancer 60(8): 1292-8*

CorMedix

Thank You

NYSE MKT: **CRMD**

@CorMedix_News

rmilby@cormedix.com

1430 Route 206
Suite 200
Bedminster, NJ 07921

908.517.9500 (ph)
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